SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                               AMENDMENT NO. 2 TO
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: November 20, 2003




                             Central Wireless, Inc.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)


            Utah                    033-14065                  87-0476117
            ----                    ---------                  ----------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)


4333 South Tamiami Trail, Suite E, Sarasota, Florida              34271
----------------------------------------------------              -----
    (Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code: (941) 929-1476
                                                    --------------


                                 e resources inc
                                 ---------------
                           (Former Name of Registrant)

Item 7. Exhibits

Exhibit 16.2 Letter dated December 30, 2003, from Bobbitt, Pittenger & Company, P.A.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 30, 2003                         By: /s/ Kenneth W. Brand
                                                -------------------------------
                                                Name: Kenneth W. Brand
                                                Its: President



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